Trenwick Group Ltd.
                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation                       Case No. 03-12635(MFW)
       ----------------------------                                -------------
                                                  Reporting Period: October 2004
                                                                   -------------

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                             Form No.      Attached       Attached
----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                    MOR-1         Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)          MOR-1         Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                               MOR-1         Yes
Statement of Operations                                                        MOR-2         Yes
Balance Sheet                                                                  MOR-3         Yes
Status of Postpetition Taxes                                                   MOR-4         Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                           MOR-4         Yes
     Listing of aged accounts payable                                          MOR-4         Yes
Accounts Receivable Reconciliation and Aging                                   MOR-5         Yes
Debtor Questionnaire                                                           MOR-5         Yes
----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                         November 22, 2004
---------------------------------------                   ----------------------
Signature of Debtor                                       Date


/s/ Alan L. Hunte                                         November 22, 2004
---------------------------------------                   ----------------------
Signature of Joint Debtor                                 Date


/s/ Alan L. Hunte                                         November 22, 2004
---------------------------------------                   ----------------------
Signature of Authorized Individual*                       Date


Alan L. Hunte
---------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

In re: Trenwick America Corporation                      Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period: October 2004

                                                                 Bank Accounts
                                              Operating             Payroll              Tax        Other
                                          --------------------------------------------------------------------
        Cash - Beg of Month                 2,646,363.75           35,331.89              NA          --
                                          --------------------------------------------------------------------

             Receipts:
            Cash Sales                             --                     --              --          --
           Accounts Rec                            --                     --              --          --
         Loans & Advances                          --                     --              --          --
          Sale of Assets                           --                     --              --          --
           Deposit/WT IN                       19,258.63                  --              --          --
               Other                            1,117.00                  --              --          --
Fund Transfer(Vista MM Redemption)          1,000,000.00                  --              --          --
        Transfers (Interco)                 1,415,085.00                  --              --          --
                                          --------------------------------------------------------------------

          Total Receipts                    2,435,460.63                  --              --          --
                                          --------------------------------------------------------------------

          Disbursements:
            Net Payroll                                                   --              --          --
           Payroll Taxes                           --                     --              --          --
      Sales, Use, & Other Tax                      --                     --              --          --
        Inventory Purchases                        --                     --              --          --
       Secured Rental/Leases                 (150,301.90)                 --              --          --
             Insurance                             --                     --              --          --
          Administrative                     (340,185.01)                 --              --          --
              Selling                              --                     --              --          --
               Other                               (1.06)                 --              --          --
          Transfers (PR)                           --                     --              --          --
        Transfers (Interco)                (2,610,867.37)                 --              --          --
         Professional Fees                 (1,145,197.22)                 --              --          --
            Court Costs                            --                     --              --          --
                                          --------------------------------------------------------------------

        Total Disbursements                (4,246,552.56)                 --              --          --
                                          --------------------------------------------------------------------

           Net Cash Flow                   (1,811,091.93)                 --              --          --
                                          --------------------------------------------------------------------

        Cash: End of Month                    835,271.82           35,331.89              --          --
                                          ====================================================================

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

Trenwick America Corporation
Bank Reconciliations
Reporting Period: October 2004

The following bank accounts have been reconciled


   Operating:

   Location:       JPMorganChase, NY
                   ABA No. 021-000-021

   Month End
  Book Balance       $ 835,271.82

    Payroll:

   Location:       JPMorganChase, NY
                   ABA No. 021-000-021

   Month End
  Book Balance       $  35,331.89

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended October 31, 2004

         Wire Date                     Amount                      Vendor Name
==============================    ==============   ============================================
2004-10-01                            150,301.90   Equity Office Properties, L.L.C.
2004-10-21                            109,847.68   New York Life Benefit Services Co.
                                  --------------
           Wire Total                 260,149.58

           Check Date                   Amount                      Vendor Name
==============================    ==============   ============================================
2004-10-15                             28,042.29   Ashby & Geddes
2004-10-15                            348,836.19   Dewey Ballantine
2004-10-15                              4,686.00   Dr. Ben S. Branch
2004-10-15                             51,949.00   Ernst & Young LLP
2004-10-15                            734,054.02   Hennigan, Bennett & Dorman LLP
2004-10-15                                664.00   Joann McNiff
2004-10-15                              1,831.12   Tina A. Smith, Esquire
2004-10-15                             41,143.20   Young, Conaway, Stargatt & Taylor, LLP
2004-10-22                            150,000.00   Aon Risk Services, Inc. of Colorado
2004-10-22                              4,429.48   CPT Group Inc
2004-10-22                                100.00   Federal Reserve Bank of Cleveland
2004-10-22                                299.25   MCI
2004-10-22                              1,000.00   New York Life Benefit Services Co.
2004-10-22                              8,000.00   U.S. Trustee Program Payment Center
2004-10-26                                250.00   U.S. Trustee Program Payment Center
2004-10-26                                250.00   U.S. Trustee Program Payment Center
                                  --------------
Total Checks                        1,375,534.55
                                  --------------

Total October Disbursements       $ 1,635,684.13
                                  ==============

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
---------------------------------------                           --------------
              Debtor                            Reporting Period: October 2004
                                                                  --------------

                             Statement of Operations
                               (Income Statement)

===========================================================================================
                                                       Month Ended            Cumulative
REVENUES                                              October 2004          Filing to Date
===========================================================================================
Gross Revenues                                       $           150       $       241,951
-------------------------------------------------------------------------------------------
Less: Returns and Allowances                                      --                    --
===========================================================================================
Net Revenue                                          $           150       $       241,951
-------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                      --
-------------------------------------------------------------------------------------------
Beginning Inventory                                               --                    --
-------------------------------------------------------------------------------------------
Add: Purchases                                                    --                    --
-------------------------------------------------------------------------------------------
Add:Cost of Labor                                                 --                    --
-------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                              --                    --
-------------------------------------------------------------------------------------------
Less: Ending Inventory                                            --                    --
-------------------------------------------------------------------------------------------
Cost of Goods Sold                                                --                    --
===========================================================================================
Gross Profit                                                     150               241,951
-------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------
Advertising                                                       --                    --
-------------------------------------------------------------------------------------------
Auto and Truck Expense                                           112                   490
-------------------------------------------------------------------------------------------
Bad Debts                                                         --                    --
-------------------------------------------------------------------------------------------
Contributions                                                     --                (2,500)
-------------------------------------------------------------------------------------------
Employee Benefits Programs                                     2,234                46,001
-------------------------------------------------------------------------------------------
Insider compensation*                                         24,703               869,210
-------------------------------------------------------------------------------------------
Insurance                                                     10,700                17,972
-------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                     1,788              (708,772)
-------------------------------------------------------------------------------------------
Office Expense                                                52,304               102,240
-------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                   812                40,864
-------------------------------------------------------------------------------------------
Repairs and Maintenance                                           64                 3,324
-------------------------------------------------------------------------------------------
Rent and Lease Expense                                         5,166               701,851
-------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                     22,001               492,861
-------------------------------------------------------------------------------------------
Supplies                                                         443                89,633
-------------------------------------------------------------------------------------------
Taxes-Payroll                                                  3,052                27,756
-------------------------------------------------------------------------------------------
Taxes-Real Estate                                                140                 2,964
-------------------------------------------------------------------------------------------
Taxes-Other                                                       14                 6,119
-------------------------------------------------------------------------------------------
Travel and Entertainment                                       1,236                 4,402
-------------------------------------------------------------------------------------------
Utilities                                                         59                 2,168
-------------------------------------------------------------------------------------------
Other (attach schedule)                                        1,473             5,211,306
===========================================================================================
Total Operating Expenses Before Depreciation                 126,301             6,907,889
-------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                               --               289,114
===========================================================================================
Net Profit(Loss) Before Other Income & Expenses             (126,151)           (6,955,052)
-------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
===========================================================================================
Other Income (attach schedule)                            13,523,299           (45,495,235)
-------------------------------------------------------------------------------------------
Interest Expense                                                  --                    --
-------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                   --                    --
-------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items             13,397,148           (52,450,287)
-------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------------------
Professional Fees                                                 --                    --
-------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                       --                    --
-------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
-------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                     6,828                66,970
-------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                           (468,143)             (543,353)
-------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)              313,309             6,078,477
===========================================================================================
Total Reorganization Expenses                               (774,625)           (6,554,861)
-------------------------------------------------------------------------------------------
Income Taxes                                                      --              (170,205)
===========================================================================================
Net Profit (Loss)                                    $    12,622,523       $   (58,834,943)
===========================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged (to)/from Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
-----------------------------------                               --------------
               Debtor                           Reporting Period: October 2004
                                                                  --------------

                  STATEMENT OF OPERATIONS - continuation sheet

======================================================================================
                                               Month Ended             Cumulative
BREAKDOWN OF "OTHER" CATEGORY                 October 2004            Filing to Date
======================================================================================
--------------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Recruiting & Relocation                                    --                   2,951
--------------------------------------------------------------------------------------
Legal Fees                                                 39                  13,219
--------------------------------------------------------------------------------------
Audit Fees                                                 --                 (26,530)
--------------------------------------------------------------------------------------
Accounting & Tax Fees                                      --                  46,654
--------------------------------------------------------------------------------------
Other Fees                                                  4               5,119,517
--------------------------------------------------------------------------------------
Data Processing                                         1,256                  44,529
--------------------------------------------------------------------------------------
Seminars & Continuing Education                            31                   6,136
--------------------------------------------------------------------------------------
Dues & Subscriptions                                      144                   4,831
--------------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES              $         1,473         $     5,211,306
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                      13,523,299             (45,495,235)
--------------------------------------------------------------------------------------
TOTAL OTHER INCOME                            $    13,523,299         $   (45,495,235)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Bankruptcy Related Fees                               313,309               6,078,477
--------------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES           $       313,309         $     6,078,477
--------------------------------------------------------------------------------------


======================================================================================

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
-----------------------------------                               --------------
               Debtor                           Reporting Period: October 2004
                                                                  --------------

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------
                                                                         BOOK VALUE AT END OF          BOOK VALUE ON
                            ASSETS                                      CURRENT REPORTING MONTH        PETITION DATE
-----------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                   3,467,354                4,532,566
-----------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                              --                       --
-----------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                          49,672,430               48,745,299
-----------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                    3,281,059                       --
-----------------------------------------------------------------------------------------------------------------------
Inventories                                                                                --                       --
-----------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                       50,521                  503,054
-----------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                  1,000                   10,000
-----------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                340,703                  327,755
-----------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                       $       56,813,066       $       54,118,674
-----------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                             --                       --
-----------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                    --                       --
-----------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                   --               20,723,654
-----------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                     --                3,485,693
-----------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                   --                       --
-----------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                              --              (15,433,035)
-----------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                 $               --       $        8,776,312
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                     49,849                  266,900
-----------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                    194,314,932              249,660,381
-----------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                         $      194,364,781       $      249,927,281
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                               $      251,177,847       $      312,822,267
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                           BOOK VALUE AT END OF        BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                             CURRENT REPORTING MONTH       PETITION DATE
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-----------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                           --                       --
-----------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                        --                       --
-----------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                              --                       --
-----------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                              --                       --
-----------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                           --                       --
-----------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                  --                       --
-----------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                     347,739                       --
-----------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                   --                       --
-----------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                    3,968,236                       --
-----------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                             $        4,315,975       $               --
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                               --                       --
-----------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                              --                       --
-----------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                    288,386,641              289,648,446
-----------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                             $      288,386,641       $      289,648,446
-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 292,702,616              289,648,446
-----------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                             100                      100
-----------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                        266,985,085              266,985,085
-----------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                  --                       --
-----------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                     --                       --
-----------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                 (246,858,372)            (246,858,372)
-----------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                 (58,834,943)                      --
-----------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                      (2,816,638)               3,047,008
-----------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                      --                       --
-----------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                           $      (41,524,769)      $       23,173,821
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                       $      251,177,847       $      312,822,267
=======================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

    Trenwick America Corporation                        Case No. 03-12635 (MFW)
-----------------------------------                              ---------------
             Debtor                            Reporting Period: October 2004
                                                                 ---------------

                       BALANCE SHEET - continuation sheet

------------------------------------------------------------------------------------------------------
                                                   BOOK VALUE AT END OF                 BOOK VALUE ON
                     ASSETS                      CURRENT REPORTING MONTH                PETITION DATE
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
------------------------------------------------------------------------------------------------------
Accrued Investment Income                                   340,703                           327,755
------------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                            $     340,703                     $     327,755
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                 1,308,827                         1,198,532
------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                              193,002,593                       244,859,636
------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                    3,513                         3,602,213
------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                    $ 194,314,932                     $ 249,660,381
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                   BOOK VALUE AT END OF                 BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                     CURRENT REPORTING MONTH                PETITION DATE
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
------------------------------------------------------------------------------------------------------
Accounts Payable                                             64,914                            42,517
------------------------------------------------------------------------------------------------------
Accrued Expenses                                                 --                         1,290,790
------------------------------------------------------------------------------------------------------
Interest Payable                                         12,728,025                        12,728,025
------------------------------------------------------------------------------------------------------
Taxes Payable                                             2,602,010                         2,601,759
------------------------------------------------------------------------------------------------------
Due to Affiliates                                        82,787,757                        82,787,757
------------------------------------------------------------------------------------------------------
Indebtedness                                            190,203,934                       190,197,598
------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                  $ 288,386,641                     $ 289,648,446
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------
Accrued Expenses                                            906,135                                --
------------------------------------------------------------------------------------------------------
Taxes Payable                                             2,400,441                                --
------------------------------------------------------------------------------------------------------
Due to Affiliates                                           661,660                                --
------------------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                  $   3,968,236                     $          --
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                     (2,816,638)                        3,047,008
------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                      $  (2,816,638)                    $   3,047,008
------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

In re Trenwick America Corporation                       Case No. 03-12635 (MFW)
      ----------------------------                                --------------
                Debtor                          Reporting period: October 2004
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------------------------------
                                                    Beginning     Amount
                                                       Tax      Withheld or                             Check. No      Ending Tax
                                                    Liability     Accrued     Amount Paid   Date Paid     or EFT       Liability
=================================================================================================================================
Federal
---------------------------------------------------------------------------------------------------------------------------------
Withholding                                             --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                           --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                           --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
Unemployment                                            --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
Income                                                  --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
Other:                                                  --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                                   --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------------------------------
Withholding                                             --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
Sales                                                   --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
Excise                                                  --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
Unemployment                                            --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
Real Property                                           --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
Personal Property                                       --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
Other:                                                  --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                                 --           --            --                                      --
---------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                             --           --            --                       --             --
---------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

---------------------------------------------------------------------------------------------------------------------------------
                                                                               Number of Days Past Due
                                                     =============================================================================
                                                     Current        0-30         31-60       61-90       Over 90          Total
---------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                        --           --            --          --           --             --
---------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                           --           --            --          --           --             --
---------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                           --                                                                 --
---------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                     --
---------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                    --
---------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                  --
---------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                       --           --       194,843      56,295       96,601        347,739
---------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                 --           --            --          --           --             --
---------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                     --
---------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                --           --       194,843      56,295       96,601        347,739
---------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

Listing of aged accounts payable
Trenwick America Corporation
As of October 31, 2004

             Vendor                    Invoice Date       Services      Invoice Number                  Amount
             ------                    ------------       --------      --------------                  ------
         Ashby & Geddes                  8/18/2004       June 2004       ASH486-02000                   4,869.20
 Young Conaway Stargatt & Taylor         8/18/2004       June 2004       YOU401-02000                   4,017.90
        Dewey Ballantine                10/14/2004       June 2004       DEW310-02000                  31,049.50
 Hennigan, Bennett & Dorman, LLP        10/18/2004       June 2004       HEN455-02000                  45,526.91
 Hennigan, Bennett & Dorman, LLP        10/18/2004       June 2004       HEN111-02000                  11,137.10
                                                                                                    ------------
                                                                           91 + days                   96,600.61
                                                                                                    ------------

         Ashby & Geddes                 10/14/2004       July 2004       ASH327-02000                   3,270.70
        Dewey Ballantine                10/14/2004       July 2004       DEW221-02000                  22,186.10
 Hennigan, Bennett & Dorman, LLP         9/13/2004       July 2004       HEN229-02000                  22,909.22
 Hennigan, Bennett & Dorman, LLP         9/13/2004       July 2004       HEN421-02000                   4,218.60
 Young Conaway Stargatt & Taylor         9/15/2004       July 2004       YOU206-02000                   2,060.50
           Ben Branch                    9/15/2004       July 2004       BEN132-02000                   1,320.00
           Ben Branch                    9/15/2004       July 2004       BEN330-02000                     330.00
                                                                                                    ------------
                                                                          61-90 days                   56,295.12
                                                                                                    ------------

         Ashby & Geddes                 10/14/2004      August 2004      ASH249-02000                  24,925.72
         Ashby & Geddes                 10/14/2004      August 2004      ASH541-02000                   5,414.10
        Dewey Ballantine                10/14/2004      August 2004      DEW977-02000                  97,702.98
        Dewey Ballantine                10/14/2004      August 2004      DEW239-02000                  23,902.20
 Hennigan, Bennett & Dorman, LLP        10/18/2004      August 2004      HEN343-02000                  34,380.39
 Hennigan, Bennett & Dorman, LLP        10/18/2004      August 2004      HEN851-02000                   8,518.10
                                                                                                    ------------
                                                                          31-60 Days                  194,843.49
                                                                                                    ------------

                                                                                                    ------------
                                                                       Total Professional Fees      $ 347,739.22
                                                                                                    ------------

                                                                     MOR-4 AGING

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

  Trenwick America Corporation                          Case No. 03-12635 (MFW)
--------------------------------                                 ---------------
           Debtor                              Reporting Period: October 2004
                                                                 ---------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

================================================================================         ==============
Accounts Receivable Reconciliation                                                            Amount
================================================================================         ==============
Total Accounts Receivable at the beginning of the reporting period                          50,620,809
--------------------------------------------------------------------------------         --------------
+ Amounts billed during the peiod                                                              537,748
--------------------------------------------------------------------------------         --------------
- Amounts collected during the peiod                                                        (1,486,127)
--------------------------------------------------------------------------------         --------------
Total Accounts Receivable at the end of the reporting period                                49,672,430
--------------------------------------------------------------------------------         --------------

================================================================================         ==============
Accounts Receivable Aging                                                                     Amount
================================================================================         ==============
0 - 30 days old                                                                                537,748
--------------------------------------------------------------------------------         --------------
31 - 60 days old                                                                                    --
--------------------------------------------------------------------------------         --------------
61 - 90 days old                                                                                    --
--------------------------------------------------------------------------------         --------------
91 + days old                                                                               60,788,011
--------------------------------------------------------------------------------         --------------
Total Accounts Receivable                                                                   61,325,759
--------------------------------------------------------------------------------         --------------
Amount considered uncollectible (Bad Debt)                                                 (11,653,329)
--------------------------------------------------------------------------------         --------------
Accounts Receivable (Net)                                                                   49,672,430
--------------------------------------------------------------------------------         --------------

                              DEBTOR QUESTIONNAIRE

================================================================================         ==============
Must be completed each month                                                                Yes     No
================================================================================         ==============
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                       X
--------------------------------------------------------------------------------         --------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                    X
--------------------------------------------------------------------------------         --------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                          X
--------------------------------------------------------------------------------         --------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                   X
--------------------------------------------------------------------------------         --------------

October 7, 2004, the Debtor entered into an asset purchase agreement with Trenwick America Services Corporation ("TASCO"), under which it sold the majority of its fixed assets to TASCO in exchange for the book value of the fixed assets ($3,281,055). On October 15, 2004, the Debtor entered into a sale agreement with a third party for the sale of certain fixed assets with a book value of $155,467 in exchange for cash of $23,915. These transactions were both previously authorized by the Bankruptcy Court of the District of Delaware.

                                                                      FORM MOR-5
                                                                          (9/99)